                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 31, 1998



                       JONES CABLE INCOME FUND 1-C, LTD.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)




      Colorado                      0-15714                84-1010419
      --------                      -------                ----------
(State of Organization)       (Commission File No.)    (IRS Employer
                                                       Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
---------------------------------------------             --------------
(Address of principal executive office and Zip Code)      (Registrant's
                                                           telephone no.
                                                       including area code)

Item 2.Disposition of Assets
       ---------------------

       On August 31, 1998, Jones Cable Income Fund 1-B/C Venture (the
"Venture") sold the cable television system serving the community of South Sioux City, Nebraska (the "South Sioux City System") to an unaffiliated cable television system operator for an aggregate sales price of $9,500,000, subject to customary closing adjustments. The Venture is owned 60 percent by Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and 40 percent by Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B").

       From the proceeds of the South Sioux City System's sale, based upon financial information as of June 30, 1998, the Venture settled working capital adjustments, paid a brokerage fee to The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership and Fund 1-B (the "General Partner"), of $237,500, representing 2.5 percent of the sales price, for acting as a broker in the transaction, repaid $2,000,000 of the then outstanding balance of the Venture's credit facility and will distribute in September 1998 the remaining net sale proceeds of $7,210,000 to the Partnership and Fund 1-B in proportion to their ownership interests in the Venture. The Partnership will receive $4,342,583 and Fund 1-B will receive $2,867,417 of such distribution. The Partnership, in turn, will distribute the $4,342,583 (approximately $102 for each $1,000 invested in the Partnership) to the limited partners of the Partnership. Because the distribution to the limited partners of the Partnership together with all prior distributions will not return the amount initially contributed by the limited partners to the Partnership plus the limited partners' liquidation preference provided by the Partnership's limited partnership agreement, the General Partner will not receive a general partner distribution from the sale proceeds. Because the sale of the South Sioux City System did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners was required to approve the sale.

       The Venture's remaining assets are the cable television system serving areas in and around Myrtle Creek, Oregon (the "Myrtle Creek System"). The Venture continues to own the Myrtle Creek System.

       Taking into account prior distributions to limited partners from operating cash flow, and from the net proceeds of prior cable television system sales from the distribution of the Partnership's portion of the net sale proceeds from the sale of the South Sioux City System, the limited partners of the Partnership will have received a total of $1,060 for each $1,000 invested in the Partnership.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         a.     Historical financial statements.
                Not applicable.

         b.     Pro forma financial statements.
                Pro forma consolidated financial statements of the Partnership reflecting the disposition of the South Sioux City System are attached.

         c.     Exhibits.

                2.1 Asset Purchase Agreement dated as of June 24, 1998, by and between Jones Cable Income Fund 1-B/C Venture and TelePartners L.L.C.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JONES CABLE INCOME FUND 1-C, LTD.

                                        By:     Jones Intercable, Inc.,
                                                its general partner


Dated: September 14, 1998               By:     /s/ Elizabeth M. Steele
                                                -----------------------
                                                Elizabeth M. Steele
                                                Vice President, General
                                                Counsel and Secretary



(38061)

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                     OF JONES CABLE INCOME FUND 1-C, LTD.



        The following unaudited pro forma consolidated balance sheet assumes that as of June 30, 1998, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving subscribers in the communities of Three Rivers, Schoolcraft/Vicksburg, Constantine/White Pigeon, Dowagiac, Watervliet and Vandalia, all in the State of Michigan (the "Southwest Michigan System") for $31,250,000 and had sold the cable television system serving the community of South Sioux City, Nebraska (the "South Sioux City System") for $9,500,000. The Venture sold the Southwest Michigan System on July 31, 1998. Jones Cable Income Fund 1-C, Ltd. (the "Partnership") and Jones Cable Income Fund 1-B, Ltd. ("Fund 1-B"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the South Sioux City System, are expected to total approximately $9,510,061. Such funds will be used to repay indebtedness of the Venture, and $7,210,000 will be distributed to the partners of the Venture. The Partnership will then distribute $4,342,583 to the limited partners of the Partnership. The unaudited pro forma consolidated statements of operations assume that the Southwest Michigan System and South Sioux City System were sold as of January 1, 1997.

        The Partnership will continue to own a 60 percent interest in the Venture.

        The unaudited pro forma consolidated financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

        ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF JUNE 30, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-C, LTD.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                                                                       Pro Forma       Pro Forma
                                                       As Reported    Adjustments       Balance
                                                       -----------   -------------   -------------

ASSETS
Cash and cash equivalents                              $   456,818   $  28,183,439   $  28,640,257
Trade receivables, net                                     388,348        (371,122)         17,226
Investment in cable television properties:
  Property, plant and equipment, net                    13,974,508     (11,481,139)      2,493,369
  Intangibles, net                                       5,789,891      (4,815,958)        973,933
                                                       -----------   -------------   -------------

    Total investment in cable television properties     19,764,399     (16,297,097)      3,467,302
    Deposits, prepaid expenses and deferred charges        814,168        (680,647)        133,521
                                                       -----------   -------------   -------------

Total assets                                           $21,423,733   $  10,834,573   $  32,258,306
                                                       ===========   =============   =============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                 $14,373,366   $ (11,747,975)  $   2,625,391
  Accrued liabilities                                      739,440        (438,067)        301,373
  Subscriber prepayments                                   163,463        (125,395)         38,068
  Accrued distributions to limited partners                    -        17,111,343      17,111,343
  Accrued distribution to joint venture partner                -        11,298,657      11,298,657
                                                       -----------  --------------   -------------

Total liabilities                                       15,276,269      16,098,563      31,374,832
                                                       -----------   -------------   -------------

Minority interest in Joint Venture                       2,486,428      (2,135,070)        351,358
                                                       -----------   -------------   -------------

Partners' capital                                        3,661,036      (3,128,920)        532,116
                                                       -----------   -------------   -------------

  Total liabilities and partners' capital              $21,423,733   $  10,834,573   $  32,258,306
                                                       ===========   =============   =============




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated pro forma balance sheet.

                       JONES CABLE INCOME FUND 1-C, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998


                                                                             PRO FORMA        PRO FORMA
                                                        AS REPORTED         ADJUSTMENTS        BALANCE
                                                        ------------       ------------      ------------

REVENUES                                                $  6,246,930       $ (5,015,944)    $   1,230,986
COSTS AND EXPENSES:
  Operating expenses                                       3,613,725         (2,889,218)          724,507
  Management fees and allocated overhead from
    General Partner                                          697,002           (541,362)          155,640
  Depreciation and amortization                            2,173,449         (1,772,988)          400,461
                                                        ------------       ------------      ------------

OPERATING LOSS                                              (237,246)           187,624           (49,622)
                                                        ------------       ------------      ------------

OTHER INCOME (EXPENSES):
  Interest expense                                          (402,286)           389,991           (12,295)
  Gain on sale of cable television system                 12,638,349        (12,638,349)                -
  Other, net                                                 (93,568)           105,997            12,429
                                                        ------------       ------------      ------------

    Total other income (expense), net                     12,142,495        (12,142,361)              134
                                                        ------------       ------------      ------------

CONSOLIDATED INCOME (LOSS)                                11,905,249        (11,954,737)          (49,488)

MINORITY INTEREST IN
     CONSOLIDATED INCOME (LOSS)                           (4,734,717)         4,754,398            19,681
                                                        ------------       ------------      ------------

NET INCOME (LOSS)                                       $  7,170,532       $ (7,200,339)       $  (29,807)
                                                        ============       ============      ============




The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of this unaudited consolidated statement.

                       JONES CABLE INCOME FUND 1-C, LTD.

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997



                                                                         PRO  FORMA        PRO FORMA
                                                     AS REPORTED        ADJUSTMENTS         BALANCE
                                                 ------------------   ---------------    -------------

REVENUES                                         $    18,338,834      $  (15,912,017)    $   2,426,817
COSTS AND EXPENSES:
  Operating expenses                                  10,395,892          (8,967,698)        1,428,194
  Management fees and allocated overhead from
    General Partner                                    1,992,335          (1,655,359)          336,976
  Depreciation and Amortization                        5,414,431          (4,633,551)          780,880
                                                 ---------------      --------------     -------------

OPERATING INCOME (LOSS)                                  536,176            (655,409)         (119,233)

OTHER INCOME (EXPENSES):
  Interest expense                                    (1,521,275)          1,499,803           (21,472)
  Gain on sale of cable television system             18,493,041         (18,493,041)
  Other, net                                             (85,528)             23,476           (62,052)
                                                 ---------------      --------------     -------------

    Total other income (expense), net                 16,886,238         (16,969,762)          (83,524)
                                                 ---------------      --------------     -------------

CONSOLIDATED INCOME (LOSS)                            17,422,414         (17,625,171)         (202,757)

MINORITY INTEREST IN
  CONSOLIDATED INCOME (LOSS)                          (6,928,894)          7,009,530            80,636
                                                 ---------------      --------------     -------------

NET INCOME (LOSS)                                $    10,493,520      $  (10,615,641)    $    (122,121)
                                                 ===============      ==============     =============




THE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
        ARE AN INTEGRAL PART OF THIS UNAUDITED CONSOLIDATED STATEMENT.

                       JONES CABLE INCOME FUND 1-C, LTD.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     1) The following calculations present the sale of the South Sioux City system and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma consolidated balance sheet assumes that the Venture had sold the Southwest Michigan System for $31,250,000 and had sold the South Sioux City System for $9,500,000 as of June 30, 1998. The unaudited consolidated pro forma statements of operations assume that the venture had sold the cable television systems serving Brighton/Broomfield, Colorado; Clearlake Oaks, California; the Southwest Michigan System; and the South Sioux City System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the South Sioux City system and corresponding estimated distribution to limited partners as of June 30, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                                    $9,500,000
Less:   Net book value of investment in cable television properties
         at june 30, 1998                                                               (4,535,026)
        Payment of Brokerage Fee                                                          (237,500)
                                                                                        ----------

Gain on sale of assets                                                                  $4,727,474
                                                                                        ==========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                                    $9,500,000
Working capital adjustment:
Add:    Current assets                                                                     187,072
Less:   Current liabilities                                                               (177,011)
                                                                                        ----------

Adjusted cash received by the Venture                                                    9,510,061

less:   Repayment of outstanding debt to third parties                                  (2,078,170)
        Payment of brokerage fee                                                          (237,500)
Plus:   Cash on hand                                                                        15,609
                                                                                        ----------
Cash available for distribution                                                         $7,210,000
                                                                                        ==========

Distribution to the Partnership                                                         $4,342,583
                                                                                        ==========
Distribution to Fund 1-B                                                                $2,867,417
                                                                                        ==========

     4) The unaudited pro forma consolidated statements of operations reflect the sale of the South Sioux City System and the repayment of approximately $2,078,170 of debt with proceeds of such sale. The Partnership will continue to own a 60 percent interest in the venture.